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ACUSON CORPORATION                                                  EXHIBIT 10.1
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                              ACUSON CORPORATION

                           1995 STOCK INCENTIVE PLAN
                           -------------------------


1.      Establishment, Purpose, and Definitions.
        ---------------------------------------

        (a) Acuson Corporation (the "Company") hereby adopts the Acuson Corporation 1995 Stock Incentive Plan (the "Plan").

        (b) The purpose of the Plan is to allow the Company to provide incentives to Eligible Individuals (as defined in Section 4, below) for employment, increased efforts and successful achievements on behalf of or in the interests of the Company and its Affiliates and to maximize the rewards due them for those efforts and achievements. In the case of Employees (including officers and directors who are Employees) of the Company and of its Affiliates such incentives include (i) an opportunity to purchase shares of common stock, par value $.0001 per share, of the Company ("Stock") pursuant to options which may qualify as incentive stock options (referred to as "incentive stock options") under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), (ii) an opportunity to purchase shares of Stock pursuant to options which are not described in Sections 422 or 423 of the Code (referred to as "nonqualified stock options"), (iii) the sale or bonus of restricted Stock ("Restricted Stock"), and (iv) the grant of stock appreciation rights ("SARs"), either separately or in relation ("tandem") with stock options, entitling holders to compensation measured by appreciation in the value of Stock. The Plan also provides for the grant of similar incentives (other than incentive stock options) to independent contractors and consultants to the Company and its Affiliates. Finally, the Plan provides for the automatic, nondiscretionary grant of nonqualified stock options to directors of the Company who are not Employees of the Company or any Affiliate ("Non-Employee Directors").

        (c) Except for purposes of Section 12, the term "Affiliate" means parent or subsidiary corporations of the Company, as defined in Sections 424(e) and (f) of the Code (but substituting "the Company" for "employer corporation"), including parents or subsidiaries of the Company that become such after adoption of the Plan.

        (d) The term "Employee" means any person, including officers and directors, who is an employee of the Company or an Affiliate for purposes of income tax withholding under the Code. Neither service as a director nor payment of a director's fee by the Company shall be sufficient to constitute a person an Employee.

2.      Administration of the Plan.
        --------------------------

        (a) If permitted by Rule 16b-3 (or any successor thereto) promulgated under the Securities Exchange Act of 1934, as amended ("Rule 16b-3"), the Plan may be administered by different committees with respect to: (i) Non-Employee Directors; (ii) Eligible Individuals who are (A) officers or directors subject to Section 16(b) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or (B) "covered employees" within the meaning of Section 162(m)(3) of the Code ("Covered Employees"); and (iii) Eligible Individuals who are neither officers or directors subject to Section 16(b) of the Exchange Act nor Covered Employees. Each committee, in addition to satisfying any specific requirements imposed by this Section 2, shall also satisfy any legal requirements relating to the administration of stock-based compensation plans under applicable state corporate and securities laws and the Code ("Applicable Laws"). References herein to the "Plan Administrator" shall refer to the applicable committee(s) or, if the Board of Directors of the Company (the "Board") does not delegate administration of some aspects of the Plan to a committee, shall be construed to refer to the Board.

                                      -1-
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        (b) The Secretary of the Company shall administer the provisions of
Section 5 of the Plan (providing for stock option grants to Non-Employee Directors). This function shall be limited to matters of interpretation and administrative oversight.

        (c) With respect to awards made to Eligible Individuals who are officers or directors subject to Section 16(b) of the Exchange Act or Covered Employees, the Plan shall be administered by a committee of the Board, which committee shall be constituted to comply with the rules governing a plan intended to qualify as a discretionary plan under Rule 16b-3 and a "committee comprised solely of two or more outside directors" for purposes of Section 162(m) of the Code. Once appointed, such committee shall continue to serve in its designated capacity until otherwise directed by the Board. From time to time, the Board may increase the size of the committee and appoint additional members, remove members (with or without cause) and substitute new members, fill vacancies (however caused), all to the extent permitted by Rule 16b-3, Section 162(m) of the Code, the rules and regulations with respect to each, and Applicable Laws. The committee shall select one of its members as chair of the committee and shall hold meetings at such times and places as it may determine. To the extent permitted by Rule 16b-3, Section 162(m) of the Code, the rules and regulations with respect to each, and Applicable Laws, a majority of the committee shall constitute a quorum, and acts of the committee at which a quorum is present, or acts reduced to or approved in writing by all the members of the committee, shall be the valid acts of the committee.

        (d) With respect to awards made to Eligible Individuals who are neither officers nor directors subject to Section 16(b) of the Exchange Act nor Covered Employees, the Plan shall be administered by (i) the Board; or (ii) a committee of one or more persons (which may be the committee established pursuant to Section 2(c), above) designated by the Board. Once appointed, such committee shall continue to serve in its designated capacity until otherwise directed by the Board. From time to time, the Board may increase the size of the committee and appoint additional members, remove members (with or without cause) and substitute new members, fill vacancies (however caused), and remove all members of the committee and thereafter directly administer the Plan, all to the extent permitted by Applicable Laws. The committee shall select one of its members as chair of the committee and shall hold meetings at such times and places as it may determine. To the extent permitted by Applicable Laws, a majority of the committee shall constitute a quorum, and acts of the committee at which a quorum is present, or acts reduced to or approved in writing by all the members of the committee, shall be the valid acts of the committee.

        (e) The Plan Administrator shall determine which Eligible Individuals shall be granted options under the Plan, the timing of such grants, the terms thereof (including any restrictions on the Stock), and the number of shares subject to such options.

        (f) The Plan Administrator shall also determine which Eligible Individuals shall be granted or issued SARs or Restricted Stock (other than pursuant to the exercise of options) under the Plan, the timing of such grants or issuances, the terms thereof (including any restrictions and the consideration, if any, to be paid therefor) and the number of shares or SARs to be granted.

        (g) Except for options granted to Non-Employee Directors pursuant to
Section 5, the Plan Administrator may amend the terms of any outstanding option or SAR granted under this Plan, but any amendment that would adversely affect the holder's rights under an outstanding option or SAR shall not be made without the holder's written consent. The Plan Administrator may, with the holder's written consent, cancel any outstanding option or SAR or accept any outstanding option or SAR in exchange for a new option or SAR. The Plan Administrator also may amend any Restricted Stock purchase agreement or Restricted Stock bonus agreement relating to sales or bonuses of Restricted Stock under the Plan, but any amendment that would adversely affect the individual's rights to the Restricted Stock shall not be made without his or her written consent.

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        (h) The Plan Administrator shall have the sole authority, in its absolute discretion, to adopt, amend, and rescind such rules and regulations as, in its opinion, may be advisable for the administration of the Plan, to construe and interpret the Plan, the rules and the regulations, and the instruments evidencing options, SARs or Restricted Stock granted or issued under the Plan and to make all other determinations deemed necessary or advisable for the administration of the Plan. All decisions, determinations, and interpretations of the Plan Administrator shall be binding on all participants. Notwithstanding the foregoing, the Plan Administrator shall not exercise any discretionary functions with respect to options granted to Non-Employee Directors pursuant to
Section 5.

3.      Stock Subject to the Plan.
        -------------------------

        (a) The maximum aggregate number of shares of Stock available for issuance under the Plan and during the life of the Plan shall equal 3,500,000 shares, subject to adjustment from time to time in accordance with this Section
3. The Stock subject to the Plan may be unissued shares, treasury shares or shares purchased by the Company on the open market or otherwise.

        (b) For purposes of the limitation specified in Section 3(a), the following principles shall apply, provided that no Stock shall be treated as issuable under the Plan to persons subject to Section 16 of the Exchange Act if otherwise prohibited from issuance under Rule 16b-3:



            (1) the following transactions, if granted pursuant to this Plan, shall count against and decrease the number of shares of Stock that may be issued for purposes of Section 3(a): (i) shares of Stock subject to outstanding options, outstanding shares of Restricted Stock, and shares subject to SARs granted independently of options (based upon a good faith estimate by the Company or the Plan Administrator of the maximum number of shares for which the SAR may be settled (assuming payment in full in shares of Stock), and (ii) in the case of options granted in tandem with SARs, the greater of the number of shares of Stock that would be counted if one or the other alone was outstanding (determined as described in clause (i) above);

            (2) the following shall be added back to the number of shares of Stock that may be issued for purposes of Section 3(a): (i) shares of Stock with respect to which options, SARs granted independent of options, or Restricted Stock awards expire, are cancelled, or otherwise terminate without being exercised, converted, or vested, as applicable, and (ii) in the case of options granted in tandem with SARs, shares of Stock as to which an option has been surrendered in connection with the exercise of a tandem SAR, to the extent the number surrendered exceeds the number issued upon exercise of the SAR; provided that, in any case, the holder of such
                                 -------------
            awards did not receive any dividends or other benefits of ownership with respect to the underlying shares being added back, other than voting rights and the accumulation (but not payment) of dividends of Stock;

            (3) shares of Stock subject to SARs granted independently of options (calculated as provided in clause (1) above) that are exercised and paid in cash shall be added back to the number of shares of Stock that may be issued for purposes of Section 3(a), provided that the holder of such SAR did not receive any dividends or other benefits of ownership, other than voting rights and the accumulation (but not payment) of dividends, relative to the shares of Stock subject to the SARs;

            (4) shares of Stock that are transferred by a holder of an award (or withheld by the Company) as full or partial payment to the Company of the purchase price of shares of Stock subject to an option or the Company's or any Affiliate's tax withholding obligations

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            shall not be added back to the number of shares of Stock that may be issued for purposes of Section 3(a) and shall not again be subject to awards; and

            (5) if the number of shares of Stock counted against the number of shares that may be issued for purposes of Section 3(a) is based upon an estimate made by the Company or the Plan Administrator as provided in clause (1) above and the actual number of shares of Stock issued pursuant to the applicable award is greater or less than the estimated number, then upon such issuance, the number of shares of Stock that may be issued pursuant to Section 3(a) shall be further reduced by the excess issuance or increased by the shortfall, as applicable.


        (c) If there is any change in the Stock through merger, consolidation, reorganization, recapitalization, reincorporation, stock split, stock dividend (in excess of 2%), or other change in the capital structure of the Company, appropriate adjustments shall be made by the Plan Administrator, in order to preserve but not to increase the benefits to the outstanding options, SARs and Restricted Stock purchase or Restricted Stock bonus awards under the Plan, including adjustments to the aggregate number and kind of shares subject to the Plan, or to outstanding Restricted Stock purchase or Restricted Stock bonus agreements, or SAR agreements, and the number and kind of shares and the price per share subject to outstanding options.

        (d) The Plan Administrator shall have the discretion, to the extent permitted by Applicable Law, to include provisions in any agreements evidencing awards granted under the Plan providing that, in the event of a dissolution, liquidation, merger or consolidation of the Company, or any other event that the Plan Administrator deems to have effected a change in control of the Company, any such awards shall accelerate and become fully vested, and all forfeiture and/or transfer restrictions with respect thereto shall lapse, regardless of whether such awards are otherwise to be assumed or replaced in connection with such event.

4.      Eligible Individuals.  Individuals who shall be eligible to have the
        --------------------
Plan Administrator grant to them options, SARs or Restricted Stock under the Plan ("Eligible Individuals") shall be such employees, officers (including officers who are directors of the Company), independent contractors, and consultants of the Company or an Affiliate as the Plan Administrator, in its discretion, shall designate from time to time. Notwithstanding the foregoing, only Employees shall be eligible to receive incentive stock options. Eligible Individuals shall not include Non-Employee Directors. Non-Employee Directors shall receive automatic and nondiscretionary option grants pursuant to Section 5 and will not be otherwise eligible to receive any other option grants or awards of SARs or Restricted Stock under the Plan or any other stock plan of the Company or any Affiliate.

5.      Automatic Option Grants to Non-Employee Directors.
        -------------------------------------------------

        (a) All grants of options pursuant to this Section 5 shall be automatic and nondiscretionary and shall be made strictly in accordance with the provisions of this Section 5. No person shall have any discretion to determine which Non-Employee Directors shall be granted options, the number of shares of Stock to be covered by options granted to Non-Employee Directors, the timing of such option grants or the exercise price thereof.

        (b) An option to purchase 7,500 shares of Stock shall be granted to each Non-Employee Director continuing in office immediately following each annual meeting of the Company's stockholders which occurs on or after the date of approval of the Plan by the stockholders of the Company and prior to the termination of the Plan.

        (c) The term of each option granted pursuant to this Section 5 shall be ten years from the date of grant, unless a shorter period is required to comply with any Applicable Law, and except for the early

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termination provisions contained in the written stock option agreement in the form of Exhibit A hereto, in either of which cases such shorter period shall apply.

        (d) Each option granted pursuant to this Section 5 shall vest and become fully exercisable as to fifty percent (50%) of the shares subject to the option on the date which is six (6) months from the date the option is granted, then daily thereafter as to 1/365th of the total shares subject to the option so that the option is fully exercisable no later than one year following the date the option is granted.

        (e) Each option grant to an Non-Employee Director pursuant to this
Section 5 shall be evidenced by a written stock option agreement, in the form of Exhibit A hereto, executed by the Company and the Non-Employee Director to whom such option is automatically granted.

        (f) This Section 5 shall be deemed to contain such additional conditions and restrictions as may be required for the Plan with respect to options granted pursuant to this Section 5 to qualify as a "formula plan" under Rule 16b-3 as then applicable to the Company or any Affiliate.

6.      Terms and Conditions of Options.
        -------------------------------

        (a) Each option granted pursuant to the Plan will be evidenced by a written stock option agreement executed by the Company and the person to whom such option is granted.

        (b) Except for options granted under Section 5 above, the Plan Administrator shall determine the term of each option granted under the Plan; provided, however, that the term of an incentive stock option shall not be for more than ten years and that, in the case of an incentive stock option granted to a person possessing more than 10% of the combined voting power of the Company or an Affiliate on the date the option is granted, the term of each incentive stock option shall be no more than five years.

        (c) In the case of incentive stock options, the aggregate fair market value (determined as of the time such option is granted) of the Stock with respect to which incentive stock options are exercisable for the first time by an Eligible Individual in any calendar year (under this Plan and any other plans of the Company or its Affiliates) shall not exceed $100,000. If the aggregate fair market value of the Stock with respect to which incentive stock options are exercisable by an optionee for the first time in any calendar year exceeds $100,000, such options shall be treated, to the minimum extent required to preserve incentive stock option treatment for as many options as possible, as nonqualified stock options. The rule set forth in the preceding sentence shall be applied by taking options into account in the order in which they were granted.

        (d) The exercise price of each incentive stock option shall be not less than the per share fair market value of the Stock subject to such option on the date the option is granted. The exercise price of each nonqualified stock option shall be as determined by the Plan Administrator. Notwithstanding the foregoing, (i) in the case of an incentive stock option granted to a person possessing more than 10% of the combined voting power of the Company or an Affiliate on the date the option is granted, the exercise price shall be not less than 110% of the fair market value of the Stock on the date the option is granted, and (ii) in the case of an option granted pursuant to Section 5 above, the exercise price shall be not less than the per share fair market value of the Stock subject to such option on the date the option is granted. The exercise price of an option shall be subject to adjustment to the extent provided in
Section 3(c), above.

        (e) Except for options granted under Section 5 above, the stock option agreement may contain such other terms, provisions, and conditions consistent with this Plan as may be determined by the Plan Administrator. If an option, or any part thereof, is intended to qualify as an incentive stock option, the stock option agreement shall contain those terms and conditions which are necessary to so qualify it.

        (f) The maximum number of shares of Stock with respect to which SARs or options to acquire Stock may be granted to any individual during any calendar year shall not exceed 1,000,000 shares (which number may be increased without stockholder approval to reflect adjustments under Section 3(c), above, to the extent such increase does not cause the grant to fail to qualify as remuneration payable solely on account of one or more performance goals within the meaning of
Section 162(m) of the Code). To the extent required by Section 162(m) of the Code or the regulations thereunder, in applying the foregoing limitation with respect to any employee, if any option is cancelled, the cancelled option shall continue to count against the maximum number of shares for which options may be granted to the employee under this Section 6(f). For this purpose, the repricing of an option shall be treated as a cancellation of the existing option and the grant of a new option to the extent required by Section 162(m) of the Code or the regulations thereunder.

7.      Payment Upon Exercise of Options.
        --------------------------------

        (a) Payment of the purchase price upon exercise of any option granted under this Plan shall be made in cash, by optionee's personal check, a certified check, bank draft, or postal or express money order payable to the order of the Company in lawful money of the United States (collectively, "Cash Consideration"); provided, however, that, except for options granted under
Section 5 above, the Plan Administrator, in its sole discretion, may permit an optionee to pay the option price in whole or in part (i) with shares of Stock owned by the optionee or with shares of Stock withheld from the shares otherwise deliverable to the optionee upon exercise of an option; (ii) by delivery on a form prescribed by the Company of an irrevocable direction to a securities broker approved by the Company to sell shares of Stock and deliver all or a portion of the proceeds to the Company in payment for the Stock; (iii) by delivery of the optionee's promissory note with such recourse, interest, security, and redemption provisions as the Plan Administrator in its discretion determines appropriate; or (iv) in any combination of the foregoing. The exercise price of any options granted under Section 5 above, shall be paid in Cash Consideration, the consideration specified in clauses (i) or (ii) of the preceding sentence or in any combination thereof. Any Stock used to exercise options shall be valued at its fair market value on the date of the exercise of the option. In addition, the Plan Administrator, in its sole discretion, may authorize the surrender by an optionee of all or part of an unexercised option (excluding options granted under Section 5 above) and authorize a payment in consideration thereof of an amount equal to the difference between the aggregate fair market value of the Stock subject to such option and the aggregate option price of such Stock. In the Plan Administrator's discretion, such payment may be made in cash, shares of Stock with a fair market value on the date of surrender equal to the payment amount, or some combination thereof.

        (b) In the event that the exercise price is satisfied by shares withheld from the shares of Stock otherwise deliverable to the optionee, the Plan Administrator may issue the optionee an additional option, with terms identical to the option agreement under which the option was exercised, entitling the optionee to purchase additional shares of Stock equal to the number of shares so withheld but at an exercise price equal to the fair market value of the Stock on the grant date of the new option; provided, however, that no such additional options may be granted with respect to options granted pursuant to Section 5, above.

8.      Terms and Conditions of Restricted Stock Purchases and Bonuses
        --------------------------------------------------------------

        (a) Each sale (other than upon exercise of options) or bonus grant of Restricted Stock pursuant to the Plan will be evidenced by a written Restricted Stock purchase or Restricted Stock bonus agreement, as applicable, executed by the Company and the person to whom such Restricted Stock is sold or granted.

        (b) The Restricted Stock purchase agreement or Restricted Stock bonus agreement may contain such terms, provisions, and conditions consistent with this Plan as may be determined by the

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Plan Administrator, including not by way of limitation, payment terms, restrictions on transfer, forfeiture provisions, repurchase provisions, and vesting provisions.

        (c) The Plan Administrator may condition the award or the exercise of any right under an award under this Section 8 upon the attainment of one or more preestablished objective performance goals meeting the requirements of Section 162(m) of the Code and the regulations thereunder.

9.      Terms and Conditions of SARs.  The Plan Administrator may, under such
        ----------------------------
terms and conditions as it deems appropriate, authorize the issuance of SARs evidenced by a written SAR agreement (which, in the case of tandem options, may be part of the option agreement to which the SAR relates) executed by the Company and the person to whom the SARs are granted. The SAR agreement shall specify the term for the SARs covered thereby and contain such other terms, provisions and conditions consistent with this Plan as may be determined by the Plan Administrator.

10.     Withholding Taxes.
        -----------------

        (a) No Stock shall be granted or sold under the Plan to any Eligible Individual, and no SAR may be exercised, until the individual has made arrangements acceptable to the Plan Administrator for the satisfaction of federal, state, and local income and employment tax withholding obligations, including without limitation obligations incident to the receipt of Stock under the Plan, the lapsing of restrictions applicable to such Stock, the failure to satisfy the conditions for treatment as incentive stock options under applicable tax law, or the receipt of cash payments. Upon the exercise of an option or the lapsing of a restriction on Stock issued under the Plan, the Company (or the optionee's or stockholder's employer) may withhold from the shares otherwise deliverable to the optionee upon such exercise, or require the stockholder to surrender shares of Stock as to which the restriction has lapsed, such number of shares having a fair market value sufficient to satisfy federal, state and local income and employment tax withholding obligations.

        (b.) In the event that such tax withholding is satisfied by the Company or the optionee's employer withholding shares of Stock otherwise deliverable to the optionee, the Plan Administrator may issue the optionee an additional option, with terms identical to the option agreement under which the option was exercised, entitling the optionee to purchase additional shares of Stock equal to the number of shares so withheld but at an exercise price equal to the fair market value of the Stock on the grant date of the new option; provided, however, that no such additional options may be granted with respect to options granted pursuant to Section 5, above.

11.     Assignability.  To the extent required by Rule 16b-3, no option or SAR
        -------------
granted pursuant to this Plan shall be transferable by the holder except by operation of law or by will or the laws of descent and distribution; provided that, if Rule 16b-3 is amended after the date of the Board's adoption of the Plan to permit broader transferability of options or SARs under that Rule, (i) options granted under Section 5 to Non-Employee Directors shall be transferable to the fullest extent permitted by Rule 16b-3 as so amended, (ii) any other option or SAR shall be transferable to the extent provided in the option agreement or SAR agreement covering the option or SAR, and the Plan Administrator shall have the discretion to amend any such outstanding option or SAR to provide for broader transferability of the option or SAR as the Plan Administrator may authorize within the limitations of Rule 16b-3. Stock subject to a Restricted Stock purchase agreement or a Restricted Stock bonus agreement shall be transferable only as provided in such agreement. Notwithstanding the foregoing, if required by the Code, each incentive stock option under the Plan shall be transferable by the optionee only by will or the laws of descent and distribution, and, during the optionee's lifetime, be exercisable only by the optionee. In the event of any Rule 16b-3 permitted transfer of an option hereunder, the transferee shall be entitled to exercise the option in the same manner and only to the same extent as the optionee (or his/her personal representative or the person who would have acquired the right to exercise the option by bequest or intestate succession) would have been entitled to exercise the option under Sections 5, 6 and 7 had the option not been transferred.

12.     Change in Control.
        -----------------

        (a) Notwithstanding anything to the contrary contained in the Plan, each stock option, SAR, Restricted Stock bonus or Restricted Stock purchase agreement (or an amendment thereto) evidencing an option, SAR, Restricted Stock bonus or Restricted Stock purchase hereunder shall automatically and without further action be fully vested, nonforfeitable and become exercisable, and any Restricted Stock covered by such an agreement shall be released from restrictions on transfer and repurchase or forfeiture rights, on the twenty-second day after any Share Acquisition Date, unless prior to such twenty-second day a majority of the Continuing Directors then in office has determined that the transaction pursuant to which a Person has become an Acquiring Person is an Approved Transaction.

        (b) Certain Definitions.  For purposes of this Section 12, the
            -------------------
following definitions shall apply:

        "Acquiring Person" means any Person who or which, together with all
         ----------------
        Affiliates and Associates of such Person, shall be the Beneficial Owner of 20% or more of the Common Shares then outstanding, but shall not include the Company, any Subsidiary of the Company or any employee benefit plan of the Company or any Subsidiary of the Company, or any entity holding Common Shares for or pursuant to the terms of any such plan. Notwithstanding the foregoing, no Person shall become an "Acquiring Person" as the result of an acquisition of Common Shares by the Company which, by reducing the number of shares outstanding, increases the proportionate number of shares beneficially owned by such Person to 20% or more of the Common Shares of the Company then outstanding; provided, however, that if a Person becomes the Beneficial
                     --------  -------
        Owner of 20% or more of the Common Shares of the Company then outstanding by reason of share purchases by the Company and shall, after such share purchases by the Company, becomes the Beneficial Owner of any additional Common Shares of the Company, then such Person shall be deemed to be an "Acquiring Person".

        "Affiliate" and "Associate" have the respective meanings ascribed to
         ---------       ---------
        such terms in Rule 12b-2 of the General Rules and Regulations under the Exchange Act.

        "Approved Transaction" means any transaction that occurs at a time when
         --------------------
        Continuing Directors are in office and a majority of the Continuing Directors then in office has determined that the transaction is in the best interest of the Company and its stockholders.

        A Person shall be deemed the "Beneficial Owner" of and shall be deemed
                                      ----------------
        to "beneficially own" any securities: (i) which such Person or any of such Person's Affiliates or Associates beneficially owns, directly or indirectly; (ii) which such Person or any of such Person's Affiliates or Associates has (A) the right to acquire (whether such right is exercisable immediately or only after the passage of time) pursuant to any agreement, arrangement or understanding, or upon the exercise of conversion rights, exchange rights, rights (other than the Rights), warrants or options, or otherwise; provided, however, that a Person
                                           --------  -------
        shall not be deemed the Beneficial Owner of, or to beneficially own, securities tendered pursuant to a tender or exchange offer made by or on behalf of such Person or any of such Person's Affiliates or Associates until such tendered securities are accepted for purchase or exchange; or
        (B) the right to vote pursuant to any agreement, arrangement or understanding; provided, however, that a Person shall not be deemed the
                       --------  -------
        Beneficial Owner of, or to beneficially own, any security if the agreement, arrangement or understanding to vote such security (1) arises solely from a revocable proxy or consent given to such person in response to a public proxy or consent solicitation made pursuant to, and in accordance with, the applicable rules and regulations of the Exchange Act and (2) is not also then reportable on Schedule 13D under the Exchange Act (or any comparable or successor report); or (iii) which are beneficially owned, directly or indirectly, by any other Person with which such Person or any of such Person's Affiliates or Associates has any agreement, arrangement or understanding for the purpose of acquiring, holding, voting (except to the extent contemplated by the proviso to clause (ii)(B) of this definition) or disposing of any securities of the Company; provided further, however, that nothing in this Section 12 shall cause a Person to be the Beneficial Owner of, or to beneficially own, any securities (x) acquired through such Person's participation in the business of underwriting securities in good faith in a firm commitment underwriting until the expiration of forty days after the date of such acquisition or (y) which such Person has reported on Schedule 13G under the Exchange Act and has not ceased to be eligible to report on Schedule 13G pursuant to Rule 13d-1 under the Exchange Act.

        "Common Shares" means the shares of common stock, par value $.0001 per
         -------------
        share, of the Company.

        "Continuing Director" means (i) any member of the Board of Directors of
         -------------------
        the Company, while such Person is a member of the Board, who is not an Acquiring Person, or an Affiliate or Associate of an Acquiring Person, or a representative of an Acquiring Person or of any such Affiliate or Associate, and who was, if applicable, a member of the Board prior to the time that any Person becomes an Acquiring Person, or (ii) any Person who subsequently becomes a member of the Board, while such Person is a member of the Board, who is not an Acquiring Person, or an Affiliate or Associate of an Acquiring Person, or a representative of an Acquiring Person or of any such Affiliate or Associate, if such Person's nomination for election or election to the Board is recommended or approved by a majority of Continuing Directors.

        "Exchange Act" means the Securities Exchange Act of 1934, as amended,
         ------------
        and the rules and regulations promulgated thereunder.

        "Person" means any individual, firm, partnership, corporation or other
         ------
        entity, and shall include any successor (by merger or otherwise) of such entity.

        "Rights" means the rights granted to the Company's shareholders to
         ------
        purchase additional Common Shares under certain circumstances, as described in that certain Rights Agreement, dated as of May 5, 1988, by and between the Company and The First National Bank of Boston, as rights agent.

        "Share Acquisition Date" means the first date of public announcement by
         ----------------------
        the Company or an Acquiring Person that a Person has become an Acquiring Person.

        "Subsidiary" of any Person means any corporation or other entity of
         ----------
        which a majority of the voting power of the voting equity securities or equity interest is owned, directly or indirectly, by such Person, or which is otherwise controlled by such Person.

13.     Amendment, Suspension, or Termination of the Plan.
        -------------------------------------------------

        (a) The Board may at any time amend, suspend or terminate the Plan as it deems advisable; provided that such amendment, suspension or termination complies with all applicable requirements of state and federal law, including any applicable requirement that the Plan or an amendment to the Plan be approved by the stockholders, and provided further that, except as provided in Section 3(c) above, the Board shall in no event amend the Plan in the following respects without the consent of stockholders then sufficient to approve the Plan in the first instance:

            (1) To materially increase the benefits accruing to participants under the Plan ;

            (2) To materially increase the number of shares of Stock available under the Plan or to increase the number of shares of Stock available for grant of incentive stock options under the Plan; or

            (3) To materially modify the eligibility requirements for participation in the Plan or the class of employees eligible to receive options under the Plan or to change the designation or class of persons eligible to receive incentive stock options under the Plan.


        (b) No option or SAR may be granted nor may any Stock be issued (other than upon exercise of outstanding options) under the Plan during any suspension or after the termination of the Plan, and no amendment, suspension, or termination of the Plan shall, without the affected individual's consent, alter or impair any rights or obligations under any option or SAR previously granted under the Plan.

        (c) In addition to the limitations on amendments provided in Sections 13(a) and 13(b) above, the provisions set forth in Section 5 of the Plan (and any other sections of the Plan that affect the formula award terms of option grants to Non-Employee Directors required to be specified in the Plan by Rule 16b-3) shall not be amended periodically and in no event more than once every six months, other than to comport with changes in the Code, the Employee Retirement Income Security Act of 1974, as amended, or any applicable rules and regulations thereunder.

14.     Term of Plan.  The Plan shall terminate with respect to the grant of
        ------------
additional awards on the tenth anniversary of the date the Plan is approved by the stockholders, unless previously terminated by the Board pursuant to Section 13.

15.     Use of Proceeds.  Cash proceeds realized from the exercise of options
        ---------------
granted under the Plan or from other sales of Stock under the Plan shall constitute general funds of the Company.

16.     Stockholder Approval.  The Plan shall become effective, and awards may
        --------------------
be granted hereunder, only upon approval by the holders of a majority of the Company's shares voting (in person or by proxy) at a stockholders' meeting held within 12 months of the Board's adoption of the Plan.

17.     Rule 16b-3 Compliance.  Transactions under the Plan are intended to
        ---------------------
comply with all applicable conditions of Rule 16b-3 or its successors under the Exchange Act. To the extent any provision of the Plan or action by the Board or the Plan Administrator fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Board or the Plan Administrator. Moreover, in the event the Plan does not include a provision required by Rule 16b-3 to be stated therein in order to qualify the grants under
Section 5 hereof as grants under a non-discretionary formula under Rule 16b-3 such provision (other than one relating to eligibility requirements, or the price and amount of awards) shall be deemed automatically to be incorporated by reference into the Plan with respect to grants of options to Non-Employee Directors.

18.     No Employment Right.  Nothing in this Plan or any instrument executed
        -------------------
or any award granted pursuant thereto shall confer upon any employee, independent contractor, consultant or director any right to continue in the employ of the Company or any Affiliate (or to continue acting as an independent contractor, consultant or director) or shall affect the right of the Company or any Affiliate to terminate the employment, contractual or consulting relationship or directorship of any person, with or without cause.

                                   EXHIBIT A
                                   ---------

                               ACUSON CORPORATION

          NON-EMPLOYEE DIRECTORS' NON-QUALIFIED STOCK OPTION AGREEMENT
          ------------------------------------------------------------


          This agreement (the "Agreement") is made as of __________ __, 199__ (the "Grant Date") between Acuson Corporation (the "Company") and
_________________ ("Optionee").


                                  WITNESSETH:

          WHEREAS, the Company has adopted the Acuson Corporation 1995 Stock Incentive Plan (the "Plan"), which Plan is incorporated in this Agreement by reference and made a part of it (capitalized terms shall have the meaning ascribed to them in the Plan); and

          WHEREAS, the Plan provides for automatic option grants to Non-Employee Directors of the Company;

          NOW, THEREFORE, in consideration of the mutual covenants hereinafter set forth, the parties to this Agreement hereby agree as follows:



          1.  Option Grant.  The Company hereby grants to Optionee the right and
              ------------
option to purchase from the Company on the terms and conditions hereinafter set forth, all or any part of an aggregate of seven thousand and five hundred (7,500 shares of the Common Stock, $.0001 par value, of the Company (the "Stock"). The exercise price of the Stock subject to this option shall be $_______ per share, which is not less than the fair market value per share of the Stock on the Grant Date. This grant is an automatic option grant under Section 5 of the Plan.

          2.  Option Period.  This option shall be exercisable only during the
              -------------
period (the "Option Period") commencing on the Grant Date and, except as provided in paragraph 3, ending on the date (the "Terminal Date") which shall be ten years from the Grant Date. During the Option Period, the exercisability of this option shall be subject to the limitations of paragraph 3 and the vesting provisions of paragraph 4.

          3.  Limits on Option Period.  The Option Period may end before the
              -----------------------
Terminal Date, as follows:

              (a) If Optionee ceases to be a director on the Company's Board of Directors (the "Board") for any reason other than death, disability (within the meaning of subparagraph (c) below) or cause during the Option Period, the Option Period shall terminate on the earlier of (i) the last day of the period, beginning on the day next following the day on which the Optionee ceases to be a director, which equals in length the most recent period of the Optionee's continuous service as a director (including all portions of such period prior to the Grant Date), (ii) three years after the date Optionee ceases to be a director, or (iii) the Terminal Date. In each case this option shall be exercisable only to the extent exercisable under paragraph 4 on the date Optionee ceases to be a director.

              (b) If Optionee should die while serving on the Board, the Option Period shall terminate three years after the date of death or on the Terminal Date, whichever shall first occur, and this option shall be exercisable only to the extent exercisable under paragraph 4 on the date of Optionee's death. In the event of Optionee's death, Optionee's executor or administrator or the person or persons to whom Optionee's rights under this option shall pass by will or by the applicable laws of descent and distribution may exercise the entire unexercised portion of this option to the extent exercisable on the date of Optionee's death.

              (c) If Optionee ceases to be a director by reason of disability, as defined below, the Option Period shall terminate three years after the date Optionee ceases to be a director or on the Terminal Date, whichever shall first occur, and this option shall be exercisable only to the extent exercisable under paragraph 4 on the date Optionee ceases to be a director. For purposes of this subparagraph (c), an individual is disabled if he or she is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than 12 months. An individual shall not be considered to be disabled unless he or she furnishes proof of the existence thereof in such form and manner, and at such times, as the Board may require.

              (d) If Optionee is removed from the Board for cause during the Option Period, the Option Period shall terminate on the date of such Optionee's removal as a director and shall not thereafter be exercisable to any extent.

          4.  Vesting of Right to Exercise Options.
              ------------------------------------

              (a) This option shall vest as to fifty percent (50%) of the number of shares originally covered by this option on the date which is six months from the Grant Date, then daily thereafter in installments of 1/365th of the total shares subject to this option so that this option will become fully vested and exercisable no later than one (1) year following the Grant Date.

              (b) Vesting of this option will cease prior to this option becoming fully vested at such time that Optionee ceases to be a director of the Company, including by reason of death or disability.

              (c) Fractional shares shall not vest until such time as additional fractional shares included in other installments allocated to this option can be combined with the existing fractional shares to constitute one or more whole shares.

              (d) Notwithstanding the foregoing, this option shall be fully vested and nonforfeitable and shall become fully exercisable under the circumstances specified in Section 12 of the Plan.

          5.  Method of Exercise.
              ------------------

              (a) Optionee may exercise this option with respect to all or any part of the shares of Stock then subject to such exercise by giving the Company written notice of such exercise, specifying the number of such shares as to which this option is exercised. Such notice shall be accompanied by an amount equal to the exercise price of such shares, in any of the forms permitted under
Section 7 of the Plan.

              (b) If required by the Company, Optionee shall give the Company satisfactory assurance in writing, signed by Optionee or Optionee's legal representative, as the case may be, that such shares are being purchased for investment and not with a view to the distribution thereof, provided that such assurance shall be deemed inapplicable to (i) any sale of such shares by such Optionee made in accordance with the terms of a registration statement covering such sale, which has heretofore been (or may hereafter be) filed and become effective under the Securities Act of 1933, as amended, and with respect to which no stop order suspending the effectiveness thereof has been issued, and
(ii) any other sale of such shares with respect to which, in the opinion of counsel for the Company, such assurance is not required to be given in order to comply with the provisions of the Securities Act of 1933, as amended.

              (c) As soon as practicable after receipt of the notice required in paragraph 5(a) and satisfaction of the conditions set forth in paragraph 5(b), the Company shall, without transfer or issue tax and without other incidental expense to Optionee, deliver to Optionee at the office of the Company at 1220 Charleston Road, Mountain View, CA 94043, attention of the Corporate Secretary, or such other place as may be mutually acceptable to the Company and Optionee, a certificate or certificates for such shares of Stock; provided, however, that the time of such delivery may be postponed by the Company for such period as may be required for it with reasonable diligence to comply with applicable registration requirements under the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, any applicable listing requirements of any national securities exchange, and requirements under any other law or regulation applicable to the issuance or transfer of such shares. If Optionee fails to accept delivery of and pay for all or any part of the number of shares specified in such notice upon tender or delivery thereof, Optionee's right to purchase such shares may be terminated by the Company at its election. In no event shall the Company be required to issue fractional shares upon the exercise of this option.

          6.  Withholding.  Optionee agrees to make appropriate arrangements
              -----------
with the Company for satisfaction of any applicable federal, state or local income tax withholding requirements or social security requirements.

          7.  Changes in Capitalization.  If there should be any change in
              -------------------------
a class of Stock subject to this option, through merger, consolidation, reorganization, recapitalization, reincorporation, stock split, stock dividend (in excess of two percent) or other change in the capital structure of the Company, appropriate adjustments shall be made in order to preserve, but not to increase, the benefits to Optionee, including adjustments of the number and kind of shares of such Stock subject to this option and of the price per share. Any adjustment made pursuant to this paragraph 7 as a consequence of a change in the capital structure of the Company shall not entitle Optionee to acquire a number of shares of such Stock of the Company or shares of stock of any successor company greater than the number of shares Optionee would receive if, prior to such change, Optionee had actually held a number of shares of such Stock equal to the number of shares subject to this option.

          8.  Limitations on Transfer.  To the extent required by Rule 16b-3
              -----------------------
under the Securities Exchange Act of 1934, as amended, this option shall not be transferable by Optionee other than by operation of law or by will or by the laws of descent or distribution; provided that, if Rule 16b-3 is amended after the Board's adoption of the Plan to permit greater transferability, this option shall be transferable to the fullest extent provided by Rule 16b-3 as so amended. In the event of any Rule 16b-3 permitted transfer of this option, the transferee shall be entitled to exercise this option in the same manner and only to the same extent as the Optionee (or his or her personal representative or the person who would have acquired the right to exercise this option by bequest or intestate succession) would have been entitled to exercise this option had this option not been transferred.

          9.  No Stockholder Rights.  Neither Optionee nor any person to whom
              ---------------------
this option is transferred pursuant to paragraph 8 nor any person entitled to exercise Optionee's rights in the event of Optionee's death shall have any of the rights of a stockholder with respect to the shares of Stock subject to this option except to the extent the certificates for such shares shall have been issued upon the exercise of this option.

          10. No Employment Right.  Nothing in the Plan or this Agreement shall
              -------------------
confer upon the Optionee any right to continue service as a director of the Company or any Affiliate or shall affect the right of the Company or any Affiliate or the shareholders of the Company or any Affiliate, as the case may be, to terminate the directorship of Optionee, with or without cause.

          11. Notice.  Any notice required to be given to the Company under the
              ------
terms of this Agreement shall be given in writing and addressed to the Company in care of its Corporate Secretary at the office of the Company at 1220 Charleston Road, Mountain View, CA 94043, and any notice to be given to Optionee shall be given in writing and addressed to Optionee at the address given by Optionee beneath Optionee's signature to this Agreement, or such other address as either party to this Agreement may hereafter designate in writing to the other. Any such notice shall be deemed to have been duly given when enclosed in a properly sealed envelope addressed as aforesaid, registered or certified and deposited (postage and registration or certification fee prepaid) in a post office or branch post office regularly maintained by the United States.

          12. Successors.  This Agreement shall be binding upon and inure to
              ----------
the benefit of any successor or successors of the Company. Where the context permits, "Optionee" as used in this Agreement shall include Optionee's executor, administrator or other legal representative or the person or persons to whom Optionee's rights pass by will or the applicable laws of descent and distribution.

          13. Applicable Law.  The interpretation, performance, and enforcement
              --------------
of this Agreement shall be governed by the laws of the State of California.

          IN WITNESS WHEREOF, this Agreement has been executed as of the day and year first written above.

                             Acuson Corporation
                             a Delaware corporation

                             By: ________________________________

                             Title: _____________________________



                             Optionee

                             Signature: _________________________


                             Address: ___________________________

                                      ___________________________

                                      ___________________________

                                 ATTACHMENT A
                                 ------------


                               CONSENT OF SPOUSE


              I, _________________________, spouse of ________________, have read and approved the foregoing Agreement. In consideration of granting to my spouse the right to purchase shares of Acuson Corporation as set forth in the Agreement, I hereby appoint my spouse as my attorney-in-fact with respect to the exercise of any rights of the Agreement insofar as I may have any rights under such community property laws or similar laws relating to marital property in effect in the state of our residence as of the date of the signing of the foregoing Agreement.



Dated: _______________                  By: ___________________________________